SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

WESTELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957

(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois	60504

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 16, 2008, Westell Technologies, Inc. (the "Company") issued a press release providing an update on strategic alternatives for its ConferencePlus business unit and an update to its fourth quarter and fiscal 2008 results. On June 17, 2008, the Company issued a revised copy of the press release to correct and replace the financial tables attached to the June 16 release. A copy of the correcting and replacing press release is attached hereto as Exhibit 99.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: June 19, 2008	By:	/s/ Amy T. Forster

Amy T. Forster
Senior Vice President and
Chief Financial Officer